As filed with the U.S. Securities and Exchange Commission on February 28, 2019

File No. 811-7440

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N‑1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                                                                                                               (X)

Amendment No. 234                                                                                                                                                                                                                                                                          (X)

DFA INVESTMENT DIMENSIONS GROUP INC.
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

This Amendment No. 234 relates only to the CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio and does not affect the prospectuses and statements of additional information of the Registrant’s other series and classes of shares.

Title of Securities Being Registered:

CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio

Part A

February 28, 2019

Introduction

CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio, (each a “Portfolio” and collectively, the “Portfolios”), are each series of  DFA INVESTMENT DIMENSIONS GROUP INC. (the “Fund”), 6300 Bee Cave Road, Building One, Austin, TX 78746, (512) 306-7400, and offer their shares to certain institutional investors. Each Portfolio is currently closed to new investments.
Shares of the Portfolios are issued solely in private placements pursuant to available exemptions from registration under the Securities Act of 1933, as amended (“Securities Act”).  This Part A of the Fund’s registration statement (“Part A”) relates only to the Portfolios noted above does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” to the public within the meaning of the Securities Act.

TABLE OF CONTENTS
Page
DFA INVESTMENT DIMENSIONS GROUP INC.
Investment Objective and Policies
Applying the Portfolios’ Social Criteria
Portfolio Construction
Investment Terms Used in the Part A
SECURITIES LOANS
SECURITIES LENDING REVENUE
PRINCIPAL RISKS
Equity Market Risk
Value Investment Risk
Profitability Investment Risk
Small Company Risk
Social Investment Risk
Foreign Securities Risk
Foreign Currencies and Related Transactions Risk
Risks of Borrowing
Derivatives Risk
Risks of Futures Contracts and Options on Futures
Securities Lending Risk
Cyber Security Risk
MANAGEMENT OF THE FUND
Investment Services
Manager of Managers Structure
DISTRIBUTIONS AND TAXES
PURCHASE OF SHARES
Cash Purchases
In-Kind Purchases
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
VALUATION OF SHARES
Net Asset Value
Public Offering Price
EXCHANGE OF SHARES
REDEMPTION OF SHARES
Redemption Procedures
Redemption of Small Accounts
In-Kind Redemptions
DISCLOSURE OF PORTFOLIO HOLDINGS

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DFA INVESTMENT DIMENSIONS GROUP INC.
The investment company described in this Part A offers a variety of investment portfolios. Each of the investment company’s Portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. The Portfolios described in this Part A are designed for long-term investors.

Investment Objective and Policies
CSTG&E U.S. Social Core Equity 2 Portfolio

The investment objective of the CSTG&E U.S. Social Core Equity 2 Portfolio (the “U.S. Social Core Portfolio”) is to achieve long-term capital appreciation.
The U.S. Social Core Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization, value, and high profitability companies as compared to their representation in the U.S. Universe, while excluding companies based on the Portfolio’s social issue screens. Dimensional Fund Advisors LP (the “Advisor”) generally defines the U.S. Universe as a market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. The Portfolio’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth or low profitability companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. Securities are considered to be value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Advisor uses for assessing growth, value, or profitability are subject to change from time to time.
As a non-fundamental policy, under normal circumstances, the U.S. Social Core Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the U.S. Social Core Portfolio to securities of the largest U.S. growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. The percentage by which the U.S. Social Core Portfolio’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements, results of social issue screens and other factors. The Advisor may adjust the representation in the U.S. Social Core Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Advisor determines to be appropriate, given market conditions.
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The U.S. Social Core Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.
The U.S. Social Core Portfolio may lend its portfolio securities to generate additional income. The U.S. Social Core Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens. The Portfolio’s social issue screens generally are designed to identify companies that derive 15% or more of their revenue from the following industries: Casinos and Gambling; Drug retail; Brewers; Distillers and Vintners; Tobacco; Health Care Equipment and Supplies; Health Care Distributors; Health Care Facilities; Health Care Services; Managed Health Care; Health Care Technology; Biotechnology; Life Sciences Tools and Services; Pharmaceuticals; and Adult Entertainment. The Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice.
 The U.S. Social Core Portfolio may invest in exchange-traded funds (ETFs) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Social Core Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.
CSTG&E International Social Core Equity Portfolio
The investment objective of the CSTG&E International Social Core Equity Portfolio (the “International Social Core Portfolio”) is to achieve long-term capital appreciation. The International Social Core Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization, value, and high profitability companies as compared to their representation in the International Universe, while excluding companies based on the Portfolio’s social issue screens. For purposes of this Portfolio, the Advisor defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the International Social Core Portfolio’s assets to the largest growth or low profitability companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. Securities are considered to be value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the
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Advisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value assets. The criteria the Advisor uses for assessing growth, value, or profitability are subject to change from time to time.
   The International Social Core Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the International Social Core Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the International Social Core Portfolio to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Portfolio’s allocation to securities of the largest growth companies is reduced will change due to market movements, results of social issue screens and other factors. The Advisor may adjust the representation in the International Social Core Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. The International Social Core Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

    The International Social Core Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, although they may incorporate, the International Social Core Portfolio’s social criteria.
The International Social Core Portfolio may lend its portfolio securities to generate additional income. The International Social Core Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens. The Portfolio’s social issue screens generally are designed to identify companies that derive 15% or more of their revenue from the following industries: Casinos and Gambling; Drug retail; Brewers; Distillers and Vintners; Tobacco; Health Care Equipment and Supplies; Health Care Distributors; Health Care Facilities; Health Care Services; Managed Health Care; Health Care Technology; Biotechnology; Life Sciences Tools and Services; Pharmaceuticals; and Adult Entertainment. The Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice.
As of the date of this Part A, the following countries have been authorized for investment for the Portfolio and comprise the International Universe: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Advisor will determine in its discretion
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when and whether to invest in countries that have been authorized, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other countries for investment in the future, in addition to the Approved Markets identified above, or may remove one or more countries from the list of Approved Markets. Also, the Portfolio may continue to hold securities of developed market countries that are not listed above as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Under normal market conditions, the International Social Core Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.
The International Social Core Portfolio invests in securities of Approved Markets (as identified above). The Approved Markets securities invested in by the International Social Core Portfolio will be listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The International Social Core Portfolio will consider for purchase securities that are associated with an Approved Market, and include: (a) securities of companies organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) Approved Market equity securities in the form of depositary shares; (f) securities of pooled investment vehicles that invest primarily in Approved Market securities or derivative instruments that derive their value from Approved Markets securities; or (g) securities included in the International Social Core Portfolio’s benchmark index.
Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions.  As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets.  The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets.  For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the criteria discussed above to be considered associated with Approved Markets.
The International Social Core Portfolio may invest in exchange-traded funds (ETFs) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets
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while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Social Core Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the International Social Core Portfolio’s social criteria.
Applying the Portfolios’ Social Criteria
Each Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens that have been identified in this Part A for the Portfolio. DFA Investment Dimensions Group Inc. (the “Fund”) has engaged an independent third party Social Screen Vendor to monitor each Portfolio’s social issue screens. As of the date of this Part A, MSCI ESG Research Inc. has been engaged to be the Social Screen Vendor. Each Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens. Each Portfolio’s social issue screens are designed to meet the social investing needs of shareholders; the exclusion, purchase, or sale of specific securities in a Portfolio should not be construed as reflecting a judgment by the Advisor or the Board of Directors of the Fund relating to any social issue.

In most cases, the Portfolios and the Advisor do not determine which stocks to exclude pursuant to the Portfolios’ social issue screens. Instead, the Portfolios and the Advisor generally rely on the social investment research provided by the Social Screen Vendor. The Social Screen Vendor is generally in the business of providing social investment research on publicly traded companies. Through its research, the Social Screen Vendor shall determine if and when a company’s activities are significant enough to warrant exclusion under a Portfolio’s social issue screens. The Social Screen Vendor may periodically modify its social criteria screening process.

Each Portfolio will endeavor not to buy any stock that fails the Portfolio’s social issue screens as indicated in the research provided by the Social Screen Vendor. Because of this approach, a Portfolio may not invest in certain types of companies, industries, and segments of the designated markets in which it invests. The Advisor will endeavor to ensure that a Portfolio’s investments are consistent with the social issue screens, but there can be no guarantee that every investment will do so. Even if an investment is not excluded by the social issue screens, the Advisor has the option of excluding the investment if it is determined to be unsuitable.

At times, a Portfolio may hold stocks that do not meet the Portfolio’s social criteria, because for instance the stocks ceased meeting the social criteria after the Portfolio bought them or the Portfolio obtained the stocks despite the Portfolio’s social criteria due to inadvertent error, corporate action or otherwise. The Advisor will seek to sell these stocks in an orderly manner. Although the Advisor will seek to minimize any adverse effect of holding or selling these stocks on the value of a Portfolio’s investments, to the extent that costs or losses are realized, no remuneration will be due the Portfolio. Ordinarily, a Portfolio will sell the stocks within 90 days of determining that the stocks do not meet the social criteria. However, a Portfolio may sell the stocks after a longer period if the Advisor believes that doing so will avoid a loss to the overall value of the Portfolio’s investments.
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Portfolio Construction
In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets, or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers, and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer an appropriate holding in light of the investment policies of a Portfolio.

In attempting to respond to adverse market, economic, political, or other conditions, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

Investment Terms Used in the Part A
Below are the definitions of some terms that the Advisor uses to describe the investment strategies for the Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Momentum generally describes the past performance of a stock relative to other stocks.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to the size of the business.

SECURITIES LOANS
Each Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. The value of securities loaned may not exceed 331⁄3% of the value of the Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect
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to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The securities purchased by the Money Market Series are not subject to the social issue screens that have been identified in this Part A. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Part B for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending” for a discussion of the risks related to securities lending.

SECURITIES LENDING REVENUE
During the fiscal year ended October 31, 2018, the U.S. Social Core Portfolio and International Social Core Portfolio received $37,497 and $ 96,912, respectively, in net revenues from a securities lending program (see “SECURITIES LOANS”), which constituted 0.04% and 0.10%, respectively, of the Portfolios’ average daily net assets. The amount of net revenues reported above may differ from the amounts disclosed in the Portfolios’ annual report due to timing differences, reconciliations, and certain other adjustments.
PRINCIPAL RISKS
Because the value of your investment in the Portfolios will fluctuate, there is the risk that you will lose money. An investment in the Portfolios is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following is a description of principal risks of investing in the Portfolios.
Equity Market Risk
Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and a Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
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Value Investment Risk
Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause a Portfolio to at times underperform equity funds that use other investment strategies.
Profitability Investment Risk
High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.
Small Company Risk
Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price.  As a result, small company stocks may fluctuate relatively more in price.  In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
Social Investment Risk
A Portfolio’s social issue screens may limit the number of investment opportunities available to the Portfolio, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, the Portfolio may decline to purchase certain securities when it is otherwise advantageous to do so, or the Portfolio may sell certain securities for social reasons when it is otherwise disadvantageous to do so.
Foreign Securities Risk
The International Social Core Portfolio invests in foreign issuers.  Such investments involve risks that are not associated with investments in U.S. public companies.  Such risks may include legal, political, and/or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls, or the adoption of other foreign governmental restrictions that might adversely affect the value of the assets held by the Portfolio.  Further, foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those of U.S. public companies, and there may be less publicly available information about such companies than comparable U.S. companies.
The economies of many countries in which the International Social Core Portfolio invests are not as diverse or resilient as the U.S. economy, and have significantly less financial resources.  Some countries are more heavily dependent on international trade and may be affected to a greater extent by protectionist measures of their governments, or dependent upon a relatively limited number of commodities and, thus, sensitive to changes in world prices for these commodities.
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In many foreign countries, stock markets are more variable than U.S. markets for two reasons.  Contemporaneous declines in both (i) foreign securities prices in local currencies, and (ii) the value of local currencies in relation to the U.S. dollar can have a significant negative impact on the net asset value of the International Social Core Portfolio.  The net asset value of the International Social Core Portfolio is denominated in U.S. dollars, and, therefore, declines in market price of both the foreign securities held by the Portfolio and the foreign currency in which those securities are denominated will be reflected in the net asset value of the Portfolio’s shares.
Foreign Currencies and Related Transactions Risk
Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The International Social Core Portfolio does not hedge foreign currency risk.
Risks of Borrowing
Each Portfolio has reserved the right to borrow amounts not exceeding 33% of its net assets for the purpose of making redemption payments.  When advantageous opportunities to do so exist, a Portfolio may purchase securities when borrowings exceed 5% of the value of its net assets.  Such purchases can be considered to be “leveraging” and, in such circumstances, the net asset value of a Portfolio may increase or decrease at a greater rate than would be the case if the Portfolio had not leveraged.  The interest payable on the amount borrowed would increase the a Portfolio’s expenses and, if the appreciation and income produced by the investments purchased when the Portfolio has borrowed are less than the cost of borrowing, the investment performance of the Portfolio will be reduced as a result of leveraging.
Derivatives Risk
Derivatives are instruments, such as futures and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices.  Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  When a Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives.  Derivatives expose a Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates
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and other economic factors, which could cause a Portfolio’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested.
Risks of Futures Contracts and Options on Futures
Each Portfolio may purchase or sell index futures contracts and options on index futures.  Index futures contracts and options on index futures are derivative securities.  These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by a Portfolio and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting the Portfolio’s ability to close a position in such investments.  Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures transactions is potentially unlimited.  Certain restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”) on regulated investment companies may limit the ability of a Portfolio to invest in futures contracts and options on futures contracts because, while the Portfolio is not classified as a “regulated investment company” under Subchapter M of the Code, the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio for the Portfolio’s entire fiscal year.
Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio described in this Part A, and, therefore, such person is not subject to registration or regulation as a commodity pool operator under the CEA with respect to such Portfolio.
Securities Lending Risk
Each Portfolio may lend its portfolio securities to generate additional income.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities.  A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  Securities lending may have certain potential adverse tax consequences.  See “SECURITIES LOANS” for further information on securities lending.
Cyber Security Risk
A Portfolio and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund
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assets, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality.
MANAGEMENT OF THE FUND
Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to the Portfolios.  As such, the Advisor is responsible for the management of each Portfolio’s assets.  Each Portfolio is managed using a team approach.  The investment team includes the Investment Committee of the Advisor, portfolio managers, and trading personnel.
The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually.  As of the date of this Part A, the Investment Committee has fourteen members.  Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues.  The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach used to manage the portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.
CSTG&E U.S. Social Core Equity 2 Portfolio	Jed S. Fogdall and Lukas J. Smart
CSTG&E International Social Core Equity Portfolio	Jed S. Fogdall, Bhanu P. Singh, Allen Pu and Mary T. Phillips
Mr. Fogdall is a Senior Portfolio Manager and Vice President of the Advisor and is the Chairman of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the CSTG&E International Social Core Equity Portfolio since 2010 and the CSTG&E U.S. Social Core Equity 2 Portfolio since 2012.

Mr. Singh is a Senior Portfolio Manager and Vice President of the Advisor. Mr. Singh received his MBA from the University of Chicago Booth School of Business and his BA from the University of California, Los Angeles. Mr. Singh joined the Advisor originally in 2003, has been a portfolio manager since 2012 and has been responsible for the CSTG&E International Social Core Equity Portfolio since 2015.

Mr. Pu is a Senior Portfolio Manager and Vice President of the Advisor and a member of the Investment Committee. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the CSTG&E International Social Core Equity Portfolio since 2015.
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Mr. Smart is a Senior Portfolio Manager and Vice President of the Advisor. Mr. Smart holds an MBA from the University of Chicago Booth School of Business and a BA from the University of San Diego. Mr. Smart joined the Advisor in 2007, has been a portfolio manager since 2010, and has been responsible for the CSTG&E U.S. Social Core Equity 2 Portfolio since 2017.

Ms. Phillips is a Senior Portfolio Manager and Vice President of the Advisor and a member of the Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business, and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the CSTG&E International Social Core Equity Portfolio since 2017.
Part B, the statement of additional information, provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolios’ shares.
The Advisor provides the Portfolios with a trading department and selects brokers and dealers to effect securities transactions.  Securities transactions are placed with a view to obtaining the best price and execution of such transactions.  The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolios, to financial intermediaries to support the sale of Portfolio shares. The Advisor is authorized to pay a higher commission to a broker, dealer, or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.  A discussion regarding the basis for the Board approving the new investment management agreement with respect to the Portfolios is available in the semi-annual report for the Portfolios for the six-month period ended April 30, 2018.
For the fiscal year ended October 31, 2018, the Advisor received a fee for its services from the U.S. Social Core Portfolio and International Social Core Portfolio that, on an annual basis, equaled 0.27% and 0.42%, respectively, of the Portfolios’ average daily net assets.
The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested Trustees, fees and expenses of disinterested Trustees, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statement under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the
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oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund.
The Advisor has been engaged in the business of providing investment management services since May 1981.  The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  As of January 31, 2019, assets under management of all Dimensional affiliated advisors totaled approximately $561 billion.
Investment Services
Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regents’ Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, and DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, DFAL and DFA Australia have the authority and responsibility to select brokers or dealers to execute securities transactions for the International Social Core Portfolio.  DFAL and DFA Australia have been U.S. federally registered investment advisors since 1991 and 1994, respectively. DFAL and DFA Australia’s duties include the maintenance of a trading desk for the International Social Core Portfolio and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the International Social Core Portfolio and reviews the trading process and the execution of securities transactions.  The Advisor is responsible for determining those securities that are eligible for purchase and sale by the International Social Core Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia.  DFAL and DFA Australia each maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by the International Social Core Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia.  DFAL is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.  The Advisor controls DFAL and DFA Australia.
Manager of Managers Structure
The Advisor and the International Social Core Portfolio have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes (1) sub-advisors that are wholly-owned by the Advisor (i.e., an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or
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directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Trustees conclude that such arrangements would be in the best interests of the International Social Core Portfolio. As described above, DFA Australia and DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to the International Social Core Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for the International Social Core Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling the International Social Core Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.
The use of the manager of managers structure with respect to the International Social Core Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement.  The Advisor will provide general management services to the International Social Core Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set the International Social Core Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of the International Social Core Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with the International Social Core Portfolio’s investment objective, policies and restrictions.  Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate the International Social Core Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.
DISTRIBUTIONS AND TAXES
 Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.
Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.
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You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.
Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.
Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.
 For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.
Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).
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Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such
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dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS on which the Portfolio may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the Part B.
PURCHASE OF SHARES
Shares issued by the Portfolios are not registered under the Securities Act, which means that the Portfolios’ shares may not be sold publicly.  However, each Portfolio may sell its shares through private placements pursuant to available exemptions from registration under the Securities Act.  Shares of the Portfolios are sold only to certain institutional investors. Each Portfolio is currently closed to new investments.
Cash Purchases
Investors may purchase shares of a Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167.  All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms.  A Portfolio reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.
Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the transfer agent at (888) 576-1167 to notify the transfer agent of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to a Portfolio’s custodian, for the account of DFA Investment Dimensions Group Inc.  Additional investments also may be made
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through the wire procedure by first notifying the transfer agent.  Investors who wish to purchase shares of a Portfolio by check should first call the Portfolio’s transfer agent at (888) 576-1167 for additional instructions.
Payment of the total amount due should be made in U.S. dollars.  Under certain circumstances, shares also may be purchased and sold by investors through securities firms that may charge a service fee or commission for such transactions.  No such fee or commission is charged on shares that are purchased or redeemed directly from a Portfolio.
Purchases of shares will be made in full and fractional shares calculated to three decimal places.  In the interest of economy and convenience, certificates for shares will not be issued.
In-Kind Purchases
If accepted by a Portfolio, shares may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio, as described in this Part A, or as otherwise consistent with a Portfolio’s policies and procedures, or in exchange for local currencies in which such securities of the International Social Core Portfolio are denominated.  Securities and local currencies to be exchanged that are accepted by the International Social Core Portfolio and Portfolio shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance.  All dividends, interest, subscriptions, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.  Investors who desire to purchase shares of the International Social Core Portfolio with local currencies should first contact the Advisor.
A Portfolio will not accept securities in exchange for shares of the Portfolio unless:  (i) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in a Portfolio and current market values are available for such securities based on the Portfolio’s valuation procedures; (ii) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise; and (iii) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.
A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange, depending upon the cost of the securities or local currency exchanged.  Investors interested in such exchanges should contact the Advisor.  Purchases of shares will be made in full and fractional shares calculated to three decimal places.  In the interest of economy and convenience, certificates for shares will not be issued.
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
The Portfolios are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolios, including but not limited to market timing. Short- term or excessive trading into and out of the Portfolios
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can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.
In addition, the International Social Core Portfolio may be more susceptible to the risks of short-term trading than other Portfolios. The nature of the holdings of the International Social Core Portfolio may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the International Social Core Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio calculates its net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Social Core Portfolio calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of the International Social Core Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.
The Board of Directors of the Fund (the “Board”) has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.
The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control.
In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in that Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are
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permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.
Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $5,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within a Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in Portfolio shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).
The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of a Portfolio (or other portfolios of the Fund) that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in a Portfolio’s shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.
The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their
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agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.
Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.
The purchase blocking procedures of the Trading Policy do not apply to shareholders whose shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolios through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.
As of the date of this Part A, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.
In addition to monitoring trade activity, the Board has adopted fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.
Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short- term trading activity in a Portfolio may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.
VALUATION OF SHARES
Net Asset Value
The net asset value per share of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. Each
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Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading; however, a Portfolio will not calculate its net asset value on days that there are no purchase or redemption orders. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.
The value of the shares of a Portfolio will fluctuate in relation to its investment experience. Securities held by a Portfolio will be valued in accordance with applicable laws and procedures adopted by the Board, and generally, as described below.
Securities held by a Portfolio (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by a Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sales price or NOCP of the day, a Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.
The value of the securities and other assets of a Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with procedures adopted by the Board of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by a Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.
As of the date of this Part A, the International Social Core Portfolio will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Social Core Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Social Core Portfolio prices its shares at the close of the NYSE, the International Social Core Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Social Core Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Social Core Portfolio utilizes data furnished by an independent
22

pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Social Core Portfolio uses fair value pricing, the values assigned to the International Social Core Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Board of Directors of the Fund monitors the operation of the method used to fair value price the International Social Core Portfolio’s foreign investments.
Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The net asset value per share of the International Social Core Portfolio is expressed in U.S. dollars by translating the net assets of the Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the International Social Core Portfolio owns securities that are primarily listed on foreign exchanges that may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.
Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Portfolio is determined each day as of such close.
Public Offering Price
Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” shares of a Portfolio will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may appoint, from time to time, sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for a Portfolio’s shares from investors. With respect to such investors, the shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to a
23

Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.
EXCHANGE OF SHARES
There is no exchange privilege between the Portfolios and the series of The DFA Investment Trust Company or Dimensional Emerging Markets Value Fund or any portfolio of Dimensional Investment Group Inc.
REDEMPTION OF SHARES
Shares issued by a Portfolio are not registered under the Securities Act, which means that a Portfolio’s shares are restricted securities that may not be sold unless registered or pursuant to an available exemption from that Act.
Redemption Procedures
Investors who desire to redeem shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.
Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.
Shareholders redeeming shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account
24

Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for shares are not issued.
Each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent (or certain intermediaries designated  by the Fund to  receive orders). For payments that are made to an intermediary for transmittal to a shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request. In addition, with respect to investors redeeming shares that were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to ten days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.
Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the Part B for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.
Redemption of Small Accounts
With respect to the Portfolios, the Fund reserves the right to redeem an account if the value of the shares in a Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.
In-Kind Redemptions
When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds
25

include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. A Portfolio also reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may also incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.
DISCLOSURE OF PORTFOLIO HOLDINGS
 Each Portfolio generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public Web site, http://us.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public Web site, 30 days following the month-end or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.
26

DFA INVESTMENT DIMENSIONS GROUP INC.
6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306‑7400

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2019
DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one hundred and four series of shares.  This Part B relates to two series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):
CSTG&E U.S. Social Core Equity 2 Portfolio	CSTG&E International Social Core Equity Portfolio

This Part B is not a Prospectus but should be read in conjunction with the Part A of the Portfolios, dated February 28, 2019, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s annual report to shareholders.  The Part A and annual report can be obtained by writing to the above address or by calling the above telephone number.

TABLE OF CONTENTS
Page
PORTFOLIO CHARACTERISTICS AND POLICIES
BROKERAGE TRANSACTIONS
INVESTMENT LIMITATIONS
FUTURES CONTRACTS
FOREIGN CURRENCY TRANSACTIONS
EXCLUSION FROM COMMODITY POOL OPERATOR STATUS
FOREIGN ISSUERS
POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS
CASH MANAGEMENT PRACTICES
INTERFUND BORROWING AND LENDING
WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS
EXCHANGE TRADED FUNDS
DIRECTORS AND OFFICERS
SERVICES TO THE PORTFOLIOS
MANAGEMENT FEES
PORTFOLIO MANAGERS
GENERAL INFORMATION
CODE OF ETHICS
SHAREHOLDER RIGHTS
PRINCIPAL HOLDERS OF SECURITIES
PURCHASE OF SHARES
REDEMPTION OF SHARES
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS
PROXY VOTING POLICIES
DISCLOSURE OF PORTFOLIO HOLDINGS
SECURITIES LENDING
FINANCIAL STATEMENTS

1 1 2 4 5 5 6 7 8 8 9 9 9 20 22 23 25 25 26 26 26 27 27 42 44 46 47

PORTFOLIO CHARACTERISTICS AND POLICIES
The following information supplements the information set forth in the Part A of the Portfolios.  Capitalized terms not otherwise defined in this Part B have the meaning assigned to them in the Part A.
Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Each Portfolio is diversified under the federal securities laws and regulations.
Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.
Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value.  Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “INVESTMENT OBJECTIVE AND POLICIES” section in the Part A.
BROKERAGE TRANSACTIONS
The following table reports brokerage commissions paid by the designated Portfolios during the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016.
Portfolio	FISCAL YEAR ENDED 2018	FISCAL YEAR ENDED 2017	FISCAL YEAR ENDED 2016
CSTG&E U.S. Social Core Equity 2 Portfolio	$2,740	$3,263	$6,952
CSTG&E International Social Core Equity Portfolio	$9,759	$9,340	$7,681
Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution.  In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the CSTG&E International Social Core Equity Portfolio.
Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Fund shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.
Companies eligible for purchase by a Portfolio may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.
Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants.  The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.
During the fiscal year ended October 31, 2018, the Portfolios did not pay commissions for securities transactions to brokers for providing market price monitoring services, market studies, brokerage services or research services to the Portfolios.

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2018, as well as the value of such securities held by the Portfolio as of October 31, 2018.

Portfolio	Broker or Dealer	Value of Securities
CSTG&E U.S. Social Core Equity 2 Portfolio	Jefferies	$44,529
CSTG&E U.S. Social Core Equity 2 Portfolio	Virtu Financial, Inc.	$14,351
CSTG&E International Social Core Equity Portfolio	Societe Generale	$70,591
CSTG&E International Social Core Equity Portfolio	Instinet, LLC	$64,815
INVESTMENT LIMITATIONS
Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.
The Portfolios will not:
(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;
(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The Portfolios currently do not intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.  Investment limitation (2) above also does not, among other things,  prevent the Portfolios from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the initial portions of the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator is responsible for determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments. The implementation of the remaining portions of the Liquidity Program will take effect on or before June 1, 2019.

With respect to the investment limitation described in (8) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent a Portfolio enters into an offsetting financial position, segregates liquid assets equal to the Portfolio’s obligations arising from the transaction or otherwise “covers” the transaction in accordance with SEC positions.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.
FUTURES CONTRACTS
Each Portfolio may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio.  The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  A Portfolio also will incur brokerage costs in connection with entering into futures contracts.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial account of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.
At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.
Pursuant to published positions of the SEC and interpretations of the staff of the SEC, each Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into futures transactions.
FOREIGN CURRENCY TRANSACTIONS
The CSTG&E International Social Core Equity Portfolio may acquire and sell foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
The CSTG&E International Social Core Equity Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, the Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.
At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.
Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).
EXCLUSION FROM COMMODITY POOL OPERATOR STATUS
The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Part B, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this Part B.

The terms of the CPO exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the

Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.
FOREIGN ISSUERS
The CSTG&E International Social Core Equity Portfolio may acquire and sell securities issued in foreign countries. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of the Portfolio to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. CSTG&E International Social Core Equity Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that CSTG&E International Social Core Equity Portfolio invests a significant portion of its assets in a specific geographic region or country, the Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. CSTG&E International Social Core Equity Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

It is also possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions against issuers in various sectors of certain foreign countries. This could limit CSTG&E International Social Core Equity Portfolio’s  investment opportunities in such countries, impairing the Portfolio’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, an imposition of sanctions upon such issuers could result in an immediate freeze of the issuers’ securities, impairing the ability of CSTG&E International Social Core Equity Portfolio to buy, sell, receive or deliver those securities.  Further, current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Portfolio.

Emerging markets

Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict CSTG&E International Social Core Equity Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

CSTG&E International Social Core Equity Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce CSTG&E International Social Core Equity Portfolio’s income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including CSTG&E International Social Core Equity Portfolio’s securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to CSTG&E International Social Core Equity Portfolio’s shareholders.
POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS
Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries.   There is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s vote to exit the EU in June 2016.  In March 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension.  Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021.  However, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s exit will be conducted, including the outcome of negotiations for a new relationship between the United Kingdom and EU. If no agreement is reached as to the terms of the United Kingdom’s exit from the EU prior to the March 2019 exit date (“hard Brexit”), these impacts may be exaggerated.  Brexit (and in particular a hard Brexit) may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom.  While it is not possible to determine the precise impact these events may have on a Portfolio, during this period and beyond, the impact on the United Kingdom, EU countries, other countries or parties that transact with the United Kingdom and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of a Portfolio’s investments.  In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
CASH MANAGEMENT PRACTICES
Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each of the Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.
Each Portfolio may invest cash in short-term repurchase agreements.  In addition, each Portfolio may invest a portion of its assets, ordinarily not more than 20%, in fixed income securities, such as money market instruments, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon.  Investments in money market mutual funds may involve a duplication of certain fees and expenses.  The 20% guideline is not an absolute limitation but each Portfolio does not expect to exceed this guideline under normal circumstances.
INTERFUND BORROWING AND LENDING
The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.
A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan.  Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.
The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS
A Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued and the commitment cancelled.  In addition, a Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  A Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.
While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.
When entering into a commitment to purchase a security on a when-issued, delayed delivery, or forward commitment basis, a Portfolio will segregate cash and/or liquid assets and will maintain such cash and/or liquid assets in an amount equal in value to such commitments.
EXCHANGE TRADED FUNDS
Each Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to those of investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.  ETFs in which the Portfolios invest are not subject to, although they may incorporate, the Portfolios’ Social Criteria.  (See the Portfolios’ Part A for information regarding the Portfolios’ Social Criteria.)
DIRECTORS AND OFFICERS
The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of one interested Director and six disinterested Directors.  Darrell Duffie and Ingrid M. Werner were appointed to the Board effective March 28, 2019.  Effective March 28, 2019, the Board will be comprised of one interested Director and eight disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The disinterested Directors of the Board designated Myron S. Scholes as the lead disinterested Director.  As the lead disinterested Director, Mr. Scholes, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular

Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson).  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Director, who, as both an officer of the Fund and the Advisor, participates in the day-to-day management of the Fund’s affairs, including risk management.
The agenda for each quarterly meeting of the Board is provided prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.
The Board has three standing committees.  The Audit Committee and Nominating Committee are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, and the selection and nomination of candidates to the Fund’s Board.  The Investment Strategy Committee (the “Strategy Committee”) consists entirely of disinterested Directors.  The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.
The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, and Ingrid M. Werner (effective March 28, 2019).  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2018.
The Board’s Nominating Committee is comprised of George M. Constantinides, Darrell Duffie (effective March 28, 2019), Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes, Abbie J. Smith, and Ingrid M. Werner (effective March 28, 2019).  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee met twice during the fiscal year ended October 31, 2018.
The Strategy Committee is comprised of Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes, and Darrell Duffie (effective March 28, 2019). At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were four Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2018.
The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation, liquidity and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.
With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.
With respect to liquidity, as required by the Liquidity Rule, the Fund has implemented the initial portions of the Fund’s Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed the Liquidity Program Administrator to administer such program. The Board will also review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Global Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Fund’s Chief Compliance Officer prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.
Director Qualifications
When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth contributed valuable experience due to his position with the Advisor.  Certain biographical information for each disinterested Director and interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.
Disinterested Directors
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	128 portfolios in 4 investment companies	None
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017
Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990).  Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).
				128 portfolios in 4 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Effective March 28, 2019	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	128 portfolios in 4 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).

Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001).  Formerly, Consultant to Morningstar, Inc. (2006 – 2016).
				128 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business Knight Management Center, E346 Stanford, CA 94305-5015 1948	Director	Since 2010
Distinguished Visiting Fellow, Becker Friedman Institute for Research in Economics, University of Chicago (since 2015).  Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Davies Family Professor of Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).
				128 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	128 portfolios in 4 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	128 portfolios in 4 investment companies
Director (since 2000) and formerly, Lead Director (2014 –2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Effective March 28, 2019
Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).
			128 portfolios in 4 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director
The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	Since 1981
Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”).  Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009 – 2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017).  Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009 – 2014); and Limited Partner, VSC Investors, LLC (2007 – 2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010 – September 2017).
				128 portfolios in 4 investment companies	None
1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
[2]
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds (effective March 28, 2019 with respect to Darrell Duffie and Ingrid M. Werner), mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this Part B and in all registered investment companies in the DFA Fund Complex as of December 31, 2018 is set forth in the chart below.
Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
Douglas W. Diamond	None	None Directly; $50,001-$100,000 in Simulated Funds**
Darrell Duffie	None	None
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	Over $100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Ingrid M. Werner	None	None
Interested Director:
David G. Booth	None	Over $100,000

** As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2018 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal year.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2018.  Darrell Duffie and Ingrid M. Werner were appointed to each Board of the DFA Fund Complex effective March 28, 2019.  Accordingly, they did not receive any compensation for the fiscal year ended October 31, 2018.
Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$228,760	N/A	N/A	$325,000
Douglas W. Diamond Director	$220,374	N/A	N/A	$313,000
Roger G. Ibbotson Director	$225,386	N/A	N/A	$320,000
Edward P. Lazear Director	$229,126	N/A	N/A	$325,000
Myron S. Scholes Lead Independent Director	$338,046	N/A	N/A	$480,000
Abbie J. Smith Director	$228,760	N/A	N/A	$325,000
Christopher S. Crossan Chief Compliance Officer	$321,704	N/A	N/A	N/A

† The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

* Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2018 is as follows: $30,000 (Mr. Ibbotson), $325,000 (Mr. Lazear), $12,000 (Mr. Diamond) and $420,000 (Mr. Scholes).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers
Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.
Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001
Vice President and Assistant Secretary of
• all the DFA Entities (since 2001)
• DFA Australia Limited (since 2002)
• Dimensional Fund Advisors Ltd. (since 2002)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
Director, Vice President and Assistant Secretary (since 2003) of
• Dimensional Fund Advisors Canada ULC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017
Co-Chief Executive Officer (since 2017) of
• all the DFA entities
Director (since 2017) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors Canada ULC
• Dimensional Japan Ltd.
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Ltd.
• DFA Australia Limited
Director and Co-Chief Executive Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Head of Global Financial Advisor Services (since 2007) for
• Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of
• all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017
Executive Vice President (since 2017) of
• all the DFA entities
Director and Vice President (since 2016) of
• Dimensional Japan Ltd.
President and Director (since 2016) of
• Dimensional Fund Advisors Canada ULC
Vice President (since 2008) and Director (since 2016) of
• DFA Australia Limited
Director (since 2016) of
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Hong Kong Limited
Vice President (since 2016) of
• Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of
• all the DFA Entities
Formerly, Vice President (2010 – 2016) of
• Dimensional Fund Advisors Canada ULC
Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014 – 2018) for
• Dimensional Fund Advisors LP

Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004
Vice President and Global Chief Compliance Officer (since 2004) of
• all the DFA Entities
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Chief Compliance Officer (since 2006) and Chief Privacy Officer (since 2015) of
• Dimensional Fund Advisors Canada ULC
Chief Compliance Officer of
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Japan Ltd. (since 2017)

Formerly, Vice President and Global Chief Compliance Officer (2010 – 2014) for
• Dimensional SmartNest (US) LLC

Gregory K. Hinkle 1958	Vice President, Chief Financial Officer, and Treasurer	Vice President since 2015 and Chief Financial Officer and Treasurer since 2016
Vice President, Chief Financial Officer, and Treasurer (since 2016) of
• all the DFA Entities
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Ltd.
• Dimensional Hong Kong Limited
• Dimensional Cayman Commodity Fund I Ltd.
• Dimensional Fund Advisors Canada ULC
• Dimensional Fund Advisors Pte. Ltd.
• DFA Australia Limited
Director (since 2016) for
• Dimensional Funds plc
• Dimensional Funds II plc

Formerly, interim Chief Financial Officer and interim Treasurer (2016) of
• all the DFA Entities
• Dimensional Fund Advisors LP
• Dimensional Fund Advisors Ltd.
• DFA Australia Limited
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Hong Kong Limited
• Dimensional Cayman Commodity Fund I Ltd.
• Dimensional Fund Advisors Canada ULC
Formerly, Controller (2015 – 2016) of
• all the DFA Entities
• Dimensional Fund Advisors LP
Formerly, Vice President (2008 – 2015) of
• T. Rowe Price Group, Inc.
Formerly, Director of Investment Treasury and Treasurer (2008 – 2015) of
• the T. Rowe Price Funds

Jeff J. Jeon 1973	Vice President and Assistant Secretary	Vice President since 2004 and Assistant Secretary since 2017	Vice President (since 2004) and Assistant Secretary (since 2017) of • all the DFA Entities Vice President and Assistant Secretary (since 2010) of • Dimensional Cayman Commodity Fund I Ltd.
Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President (since 2010) of • all the DFA Entities • Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001
President (since 2017) of
• the DFA Fund Complex
General Counsel (since 2001) of
• All the DFA Entities
Executive Vice President (since 2017) and Secretary (since 2000) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC
• Dimensional Investment LLC
Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Vice President and Secretary of
• Dimensional Fund Advisors Canada ULC (since 2003)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
Director of
• Dimensional Funds plc (since 2002)
• Dimensional Funds II plc (since 2006)
• Director of Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd. (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)

Formerly, Vice President and Secretary (2010 – 2014) of
• Dimensional SmartNest (US) LLC
Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of
• the DFA Fund Complex
Formerly, Vice President of
• Dimensional Fund Advisors LP (1997 – 2017)
• Dimensional Holdings Inc. (2006 – 2017)
• DFA Securities LLC (1997 – 2017)
• Dimensional Investment LLC (2009 – 2017)

Selwyn Notelovitz 1961	Vice President and Deputy Chief Compliance Officer	Since 2013	Vice President and Deputy Chief Compliance Officer of • the DFA Fund Complex (since 2013) • Dimensional Fund Advisors LP (since 2012)
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017
Vice President (since 2010) and Secretary (since 2017) of
• the DFA Fund Complex
Vice President (since 2010) and Assistant Secretary (since 2016) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Vice President of
• DFA Securities LLC (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017
Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
• all the DFA Entities
• Dimensional Fund Advisors Canada ULC
Director, Chief Investment Officer and Vice President (since 2017) of
• DFA Australia Limited
Chief Investment Officer (since 2017) and Vice President (since 2016) of
• Dimensional Japan Ltd.
Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Director of
• Dimensional Funds plc (since 2014)
• Dimensional Fund II plc (since 2014)
• Dimensional Holdings Inc. (since 2017)

Formerly, Co-Chief Investment Officer of
• Dimensional Japan Ltd. (2016 – 2017)
• DFA Australia Limited (2014 – 2017)
Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of
• all the DFA Entities
Formerly, Vice President (2007 – 2017) of
• all the DFA Entities
Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of
• Dimensional Fund Advisors Canada ULC
Formerly, Director (2017 – 2018) of
• Dimensional Fund Advisors Pte. Ltd.

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.
As of January 31, 2019, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this Part B.
SERVICES TO THE PORTFOLIOS
Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street and/or its delegates are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:
Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.47
Over $100 Billion - $200 Billion	0.35
Over $200 Billion - $300 Billion	0.25
Over $300 Billion	0.19
The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.
The Portfolios also pay separate fees to State Street with respect to the services State Street or its delegates provide as transfer agent and dividend disbursing agent. As of the date hereof, State Street has delegated performance of certain of its duties and responsibilities as the Portfolios' transfer agent to DST Asset Manager Solutions, Inc. (“DST”), however, State Street remains responsible to the Portfolios for the acts and omissions of DST in its performances of such duties and responsibilities.

Custodians
Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the CSTG&E International Social Core Equity Portfolio.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the CSTG&E U.S. Social Core Equity 2 Portfolio.
Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.
Distributor
The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.
DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.
Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.
Investment Management
Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.
Pursuant to a Sub-Advisory Agreement with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Social Core Portfolio (the “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for the DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.
Pursuant to a Sub-Advisory Agreement with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for International Social Core Portfolio (the “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for the DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.
 The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, independent financial advisors (“FAs”), broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of Intermediary events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by Intermediaries in connection with hosting educational, training, customer appreciation, or other events for Intermediaries or their customers. Dimensional personnel may or may not be present at such events. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such Intermediaries. Any such services or arrangements may give such Intermediaries an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds sold or recommended by such Intermediaries. Additionally, the Advisor or its affiliates may enter into arrangements with, and/or make payments to, certain Intermediaries to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems or programs in order to improve the methods through which the Intermediaries provide services to the Advisor and its affiliates, and/or their clients. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement on platforms operated by such Intermediaries for a specified period of time.
MANAGEMENT FEES
David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, the Portfolios paid management fees (to the Advisor and any sub-advisor) as set forth in the following table:
	FISCAL YEAR ENDED 2018 (000)	FISCAL YEAR ENDED 2017 (000)	FISCAL YEAR ENDED 2016 (000)
CSTG&E U.S. Social Core Equity 2 Portfolio	282	258	$227
CSTG&E International Social Core Equity Portfolio	408	374	$377
PORTFOLIO MANAGERS
In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.
U.S. Social Core Portfolio	Jed S. Fogdall and Lukas J. Smart

International Social Core Portfolio	Jed S. Fogdall, Mary T. Phillips, Allen Pu and Bhanu P. Singh

Other Managed Accounts
In addition to the Portfolios, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2018
Jed S. Fogdall
• 108 U.S. registered mutual funds with $381,826 million in total assets under management.
• 24 unregistered pooled investment vehicles with $16,585 million in total assets under management, of which 1 account with $172 million in assets may be subject to a performance fee.
• 80 other accounts with $27,956 million in total assets under management, of which 6 accounts with $3,611 million in assets may be subject to a performance fee.

Bhanu P. Singh
• 45 U.S. registered mutual funds with $176,478 million in total assets under management.
• 1 unregistered pooled investment vehicle with $44 million in total assets under management.
• 0 other accounts.

Allen Pu
• 36 U.S. registered mutual funds with $92,167 million in total assets under management.
• 12 unregistered pooled investment vehicles with $7,855 million in total assets under management.
• 19 other accounts with $515 million in total assets under management.

Lukas J. Smart
• 36 U.S. registered mutual funds with $132,924 million in total assets under management.
• 9 unregistered pooled investment vehicles with $2,495 million in total assets under management.
• 9 other accounts with $8,188 million in total assets under management, of which 1 account with $44 million in assets may be subject to a performance fee.

Mary T. Phillips
• 61 U.S. registered mutual funds with $189,751 million in total assets under management.
• 2 unregistered pooled investment vehicles with $1,904 million in total assets under management.
• 3 other accounts with $1,160 million in total assets under management.

Description of Compensation Structure
Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:
▪	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.
▪	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by a Portfolio.  Actual or apparent conflicts of interest include:
•
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

•
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

•
Broker Selection.  With respect to securities transactions for the Portfolios the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

•
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

•
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Investments in Each Portfolio
The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this Part B that they manage as of October 31, 2018.
GENERAL INFORMATION
The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, the Fund was named DFA Small Company Fund Inc.
CODE OF ETHICS
The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless the access persons’ proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS
The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Part A, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.
With respect to matters that require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the Portfolio of shares that they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.
Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this Part B.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.
PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2019, the Advisor owned 100% of each Portfolio.
PURCHASE OF SHARES
The following information supplements the information set forth in the Part A under the caption “PURCHASE OF SHARES.”
The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.
The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.
The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION OF SHARES
The following information supplements the information set forth in the Part A under the caption “REDEMPTION OF SHARES.”
The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.
The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS
The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Part A is not intended as a substitute for careful tax planning.
This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this Part B. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.
Taxation of the Portfolio
The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:
•	Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).
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Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.
The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.
If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See “Taxation of Portfolio Distributions — Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See “Non-U.S. Investors — Capital gain dividends and short-term capital gain dividends” below.
Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, expiring unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.
Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions — Distributions of capital gains” below).  A “qualified late year loss” includes:
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any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect.  The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.
Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year.  Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.
Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.  The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.  See “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below.
Taxation of Portfolio Distributions
Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.
Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.
Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).
Qualified dividend income for individuals.  Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income. Because the income of the Fixed Income Portfolios is derived primarily from interest on debt securities, none or only a small amount of a Fixed Income Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by a Fixed Income Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.
Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.  Because the income of the Fixed Income Portfolios is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See “Tax Treatment of Portfolio Transactions — Securities lending” below.
U.S. Government securities.  To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares
In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.
Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:
• FIFO (First In, First Out) — Shares acquired first are sold first.
• LIFO (Last In, First Out) — Shares acquired last are sold first.
• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.
• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.
•	LGUT (Loss/Gain Utilization) — A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.
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Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.
The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.
The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “INVESTMENT OBJECTIVE AND POLICIES” and “PRINCIPAL RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.
In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.
Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.
Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.
PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.
Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in securities of uncertain tax character.  A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup Withholding
By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 24% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In general.  The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24%  if you fail to properly certify that you are not a U.S. person.
Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-related dividends.  Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.
Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.
The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:
•
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.
U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Part B.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.
PROXY VOTING POLICIES
The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  A concise summary of the Voting Guidelines is provided in an Appendix to this Part B.
The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.
The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a third-party proxy service provider), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.
The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio.
In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting. The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s determinations and procedures.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make reasonable efforts to vote such proxies.
The Advisor may take social concerns into account when voting proxies for socially screened portfolios and accounts, as further described in the Voting Guidelines. The Advisor may also take environmental concerns into account when voting proxies for other portfolios and accounts that do not have sustainability screens, such as the Portfolios, if the Advisor believes that an environmental issue may have material economic ramifications for shareholders, also as further described in the Voting Guidelines.
The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide certain services with respect to proxy voting. Proxy Service Firms will: provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”).  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  The Advisor uses commercially reasonable efforts to oversee any directed delegation to Proxy Service Firms, upon which the Advisor relies to carry out the Proxy Voting Services.  Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Corporate Governance Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-

custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i)  on the Advisor’s Web site at http://us.dimensional.com and (ii) on the SEC’s Web site at http://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.
Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.
Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://us.dimensional.com, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer, or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information. Any non-public Holdings Information that is disclosed shall not include any material information about  the Portfolio’s trading strategies or pending portfolio transactions. The non-public Holdings Information  provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this Part B, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:
Recipient	Business Purpose	Frequency
Citibank, N.A	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
MSCI ESG Research	Social Screen Vendor	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.
The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines  in his or her reasonable judgment that:  (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.
The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.
The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.
Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://us.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.
The Policy prohibits the Portfolios, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.
The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund, portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.
With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.
Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.
SECURITIES LENDING
The Board of the following Portfolios (together, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, State Street Bank and Trust Company serves as the securities lending agent for the Securities Lending Portfolio for which it acts as custodian.  Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for the Securities Lending Portfolio for which it acts as custodian.
For the fiscal year ended October 31, 2018, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios, and State Street Bank and Trust Company or Citibank, N.A. (each, a “Securities Lending Agent”), were as follows:
		Fees and/or compensation for securities lending activities and related services:
Portfolio	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
CSTG&E U.S. Social Core Equity 2 Portfolio	$102,907	$4,185	$2,185	-	-	$59,040	-	$65,410	$37,497
CSTG&E International Social Core Equity Portfolio	$130,563	$10,684	$3,001	-	-	$19,965	-	$33,650	$96,912

For the fiscal year ended October 31, 2018, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolio in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and OCholding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.
FINANCIAL STATEMENTS
PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  PricewaterhouseCoopers LLP audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2018, as set forth in the Fund’s annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this Part B.
A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this Part B.

Effective Date: February 1, 2019

APPENDIX

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional's global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders.

Dimensional also considers the following when voting on directors:
1. Board independence
2. Director attendance
3. Director capacity to serve
4. Board composition

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized.  When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.

Equity Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.

Executive Compensation
Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Compensation
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Shareholder Proposals
When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Dimensional’s Approach to Environmental and Social Issues

Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.

For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues.
For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues.  In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.

Proxy Voting Principles for the United States

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders.

Dimensional also considers the following when voting on directors at portfolio companies:
1.	Director attendance - Board members should attend at least 75% of meetings.
2.	Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Classified Boards
We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

CEO/Chair
Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Board Size
Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.

Age/Term Limits
Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.

Poison Pills
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.

Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board.  Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Exclusive Forum
Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company's historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:
•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.

Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Remuneration of Directors
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers and Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.

Shareholder Proposals
When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.
Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Germany
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Switzerland
For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will vote against non-independent nominees if their election would result in the committee being less than majority independent.

Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Proxy Voting Principles for Australia

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.

Dimensional may vote against plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.
Dimensional will vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors.  At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase.  Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.

Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.

DFA INVESTMENT DIMENSIONS GROUP INC.
(Amendment No. 234)

PART C
OTHER INFORMATION

ITEM 28. EXHIBITS.

(a) Charter.
(1)	Articles of Amendment and Restatement filed with the Maryland State Secretary of State on July 9, 2009 re: the revision of Articles One through Nine of its Charter
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 115/116 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 14, 2009.

(2)	Articles Supplementary filed with the Maryland Secretary of State on September 22, 2009 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(3)	Certificate of Correction filed with the Maryland Secretary of State on May 4, 2010.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(4)	Articles Supplementary filed with the Maryland Secretary of State on July 14, 2010 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration
Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(5)	Articles Supplementary filed with the Maryland Secretary of State on October 12, 2010 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(6)	Articles of Amendment filed with the Maryland Secretary of State on November 19, 2010.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(7)	Articles of Amendment filed with the Maryland Secretary of State on November 19, 2010.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration

Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(8)	Articles Supplementary filed with the Maryland Secretary of State on February 28, 2011 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(9)	Articles of Amendment filed with the Maryland Secretary of State on February 28, 2011.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(10)	Articles Supplementary filed with the Maryland Secretary of State on February 28, 2011 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(11)	Certificate of Correction filed with the Maryland Secretary of State on July 25, 2011.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s Registration
Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(12)	Articles of Amendment filed with the Maryland Secretary of State on July 25, 2011.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(13)	Articles Supplementary filed with the Maryland Secretary of State on July 25, 2011 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(14)	Articles Supplementary filed with the Maryland Secretary of State on November 4, 2011 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 145/146 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2012.

(15)	Articles Supplementary filed with the Maryland Secretary of State on April 23, 2012 re: the

allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 147/148 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 3, 2012.

(16)	Articles of Amendment filed with the Maryland Secretary of State on October 22, 2012.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 155/156 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 14, 2012.

(17)	Articles Supplementary filed with the Maryland Secretary of State on October 22, 2012 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 155/156 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 14, 2012.

(18)	Articles Supplementary filed with the Maryland Secretary of State on December 19, 2012 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 157/158 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 22, 2013.

(19)	Articles Supplementary filed with the Maryland Secretary of State on January 24, 2013 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(20)	Articles Supplementary filed with the Maryland Secretary of State on February 27, 2013 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 160/161 to Registrant’s Registration Statement on Form   N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 22, 2013.

(21)	Articles Supplementary filed with the Maryland Secretary of State on June 17, 2013 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(22)	Articles Supplementary filed with the Maryland Secretary of State on September 24, 2013 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-

1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(23) Articles Supplementary filed with the Maryland Secretary of State on September 27, 2013 re: the
allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(24)	Articles Supplementary filed with the Maryland Secretary of State on January 14, 2014 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 169/170 to Registrant’s Registration Statement on Form   N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 31, 2014.

(25)	Articles Supplementary filed with the Maryland Secretary of State on February 18, 2014 re: the allocation and classification of shares.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(26)	Articles of Amendment filed with the Maryland Secretary of State on June 26, 2014.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 173/174 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 2, 2014.

(27)	Articles Supplementary filed with the Maryland Secretary of State on September 11, 2014.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 176/177 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 24, 2014.

(28)	Articles Supplementary filed with the Maryland Secretary of State on February 6, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 178/179 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 24, 2015.

(29)	Articles of Amendment filed with the Maryland Secretary of State on February 27, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
  Filing Date: March 5, 2015.

(30)	Articles Supplementary filed with the Maryland Secretary of State on February 27, 2015.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on Form N-
1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(31)	Articles Supplementary filed with the Maryland Secretary of State on March 13, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 186/187 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 10, 2015.

(32)	Articles Supplementary filed with the Maryland Secretary of State on May 7, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 182/183 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2015.

(33)	Articles Supplementary filed with the Maryland Secretary of State on July 10, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(34)	Articles Supplementary filed with the Maryland Secretary of State on September 23, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 189/190 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 23, 2015.

(35)	Articles Supplementary filed with the Maryland Secretary of State on March 18, 2016.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 193/194 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 23, 2016.

(36)	Articles Supplementary filed with the Maryland Secretary of State on June 7, 2016.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 199/200 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 11, 2016.

(37)	Articles Supplementary filed with the Maryland Secretary of State on July 22, 2016.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 199/200 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 11, 2016.

(38)	Articles Supplementary filed with the Maryland Secretary of State on January 10, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 203/204 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: February 1, 2017.

(39)	Articles Supplementary filed with the Maryland Secretary of State on March 30, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 208/209 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: April 27, 2017.

(40)	Articles Supplementary filed with the Maryland Secretary of State on April 17, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 208/209 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: April 27, 2017.

(41)	Articles Supplementary filed with the Maryland Secretary of State on June 30, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 212/213 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 14, 2017.

(42)	Articles Supplementary filed with the Maryland Secretary of State on October 10, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 217/218 to Registrant's Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 26, 2017.

(43)	Articles Supplementary filed with the Maryland Secretary of State on December 7, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 220/221 to Registrant's Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 9, 2018.

(44)	Articles Supplementary filed with the Maryland Secretary of State on December 27, 2017.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 223/224 to Registrant's Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2018.

(45)	Articles Supplementary filed with the Maryland Secretary of State on September 10, 2018.
Incorporated herein by reference to:
Filing: Post- Effective Amendment No. 227/228 to Registrant's Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 26, 2018.

(46)	Articles Supplementary filed with the Maryland Secretary of State on October 3, 2018.
Incorporated herein by reference to:
Filing: Post- Effective Amendment No. 231/232 to Registrant's Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 21, 2018.

(b)	By-Laws.
Amended and Restated Bylaws of the Registrant
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 176/177 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 24, 2014.

(c)	Instruments Defining the Rights of Security holders.
(1)	See Articles Fifth of the Registrant’s Articles of Amendment and Restatement dated July 9, 2009.

(2)	See Article 8 of the Registrant’s Amended and Restated By-Laws.

(d) Investment Advisory Contracts.
(1)	Investment Management Agreements.
(a)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	VIT Inflation-Protected Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 182/183 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2015.

(b)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	DFA Targeted Credit Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(c)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	DFA NY Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(d)	Investment Management Agreement between the Registrant and DFA re: the:
* Enhanced U.S. Large Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(e)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Large Cap Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(f)	Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Large Cap Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(g)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Small Cap Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(h)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(i)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Small Cap Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(j)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Micro Cap Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(k)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Core Equity 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(l)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Core Equity 2 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(m)	Investment Management Agreement between the Registrant and DFA re: the:
* U.S. Vector Equity Portfolio
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(n)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(o)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* Large Cap International Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(p)	Investment Management Agreement between the Registrant and DFA re: the:
* International Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(q)	Investment Management Agreement between the Registrant and DFA re: the:
* Japanese Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(r)	Investment Management Agreement between the Registrant and DFA re: the:
* Asia Pacific Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(s)	Investment Management Agreement between the Registrant and DFA re: the:
* United Kingdom Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(t)	Investment Management Agreement between the Registrant and DFA re: the:
* Continental Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(u)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA International Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(v)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Global Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(w)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA International Small Cap Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(x)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* International Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(y)	Investment Management Agreement between the Registrant and DFA re: the:
* International Vector Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(z)	Investment Management Agreement between the Registrant and DFA re: the:
* World ex U.S. Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(aa)	Investment Management Agreement between the Registrant and DFA re: the:
* World ex U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(bb)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(cc)	Investment Management Agreement between the Registrant and DFA re: the:
* World Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(dd)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ee)	Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ff)	Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Small Cap Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(gg)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(hh)	Investment Management Agreement between the Registrant and DFA re: the:
* Selectively Hedged Global Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ii)	Investment Management Agreement between the Registrant and DFA re: the:

* DFA One-Year Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(jj)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Two-Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(kk)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Selectively Hedged Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ll)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Short-Term Government Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(mm) Investment Management Agreement between the Registrant and DFA re: the:
* DFA Five Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(nn)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Intermediate Government Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(oo)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Short-Term Extended Quality Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(pp)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Intermediate-Term Extended Quality Portfolio
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(qq)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Investment Grade Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(rr)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Inflation-Protected Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ss)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Short-Duration Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(tt)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(uu)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(vv)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Short-Term Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ww)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA California Short-Term Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(xx)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA Intermediate-Term Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(yy)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA World ex U.S. Government Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(zz)	Investment Management Agreement between the Registrant and DFA re: the:
* DFA California Intermediate-Term Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(aaa)	Investment Management Agreement between the Registrant and DFA re: the:
* Tax-Managed U.S. Marketwide Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(bbb)	Investment Management Agreement between the Registrant and DFA re: the:
*	Tax-Managed U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ccc)	Investment Management Agreement between the Registrant and DFA re: the:
* Tax-Managed  U.S. Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ddd)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Tax-Managed U.S. Small Cap Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(eee)	Investment Management Agreement between the Registrant and DFA re: the:
* T.A. U.S. Core Equity 2 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(fff)	Investment Management Agreement between the Registrant and DFA re: the:
* Tax-Managed DFA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ggg)	Amended Investment Management Agreement between the Registrant and DFA re: the:
*	T.A. World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(hhh)	Investment Management Agreement between the Registrant and DFA re: the:
*	VA U.S. Large Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(iii)	Investment Management Agreement between the Registrant and DFA re: the:
* VA U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(jjj)	Investment Management Agreement between the Registrant and DFA re: the:
* VA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(kkk)	Investment Management Agreement between the Registrant and DFA re: the:
*	VA International Small Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(lll)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* VA Short-Term Fixed Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(mmm)	Investment Management Agreement between the Registrant and DFA re: the:
*	VA Global Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(nnn)	Investment Management Agreement between the Registrant and DFA re: the:
*	DFA VA Global Moderate Allocation Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ooo)	Investment Management Agreement between the Registrant and DFA re: the:
*	U.S. Social Core Equity 2 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ppp)	Amended Investment Management Agreement between the Registrant and DFA re: the:
*	U.S. Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(qqq)	Amended Investment Management Agreement between the Registrant and DFA re: the:
*	International Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(rrr)	Amended Investment Management Agreement between the Registrant and DFA re: the:
* International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(sss)	Amended Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(ttt)	Investment Management Agreement between the Registrant and DFA re: the:
* CSTG&E U.S. Social Core Equity 2 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(uuu)	Investment Management Agreement between the Registrant and DFA re: the:
*	CSTG&E International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(vvv)	Investment Management Agreement between the Registrant and DFA re: the:
*	DFA LTIP Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(www)	Investment Management Agreement between the Registrant and DFA re: the:
*	DFA Commodity Strategy Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(xxx)	Investment Management Agreement between the Registrant and DFA re: the:
*	U.S. Large Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(yyy)	Investment Management Agreement between the Registrant and DFA re: the:
*	U.S. Small Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(zzz)	Investment Management Agreement between the Registrant and DFA re: the:
* International Large Cap Growth Portfolio
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(aaaa)	Investment Management Agreement between the Registrant and DFA re: the:
*	International Small Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2017.

(bbbb)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(cccc)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2005 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(dddd)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2010 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(eeee)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2015 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(ffff)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Dimensional 2020 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(gggg)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2025 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(hhhh)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2030 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(iiii)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Dimensional 2035 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(jjjj)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Dimensional 2040 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(kkkk)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2045 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(llll)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Dimensional 2050 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(mmmm) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
* Dimensional 2055 Target Date Retirement Income Fund
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(nnnn)	Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:
*	Dimensional 2060 Target Date Retirement Income Fund
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(oooo)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	DFA Social Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 190/191 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 8, 2016.

(pppp)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	DFA Diversified Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 194/195 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 24, 2016.

(qqqq)	Form of Investment Management Agreement between the Registrant and DFA re: the:
*	Global Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 199/200 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 11, 2016.

(rrrr)	Form of Investment Management Agreement between the Registrant and DFA re: the:
* U.S. High Relative Profitability Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 203/204 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 1, 2017.

(ssss) Form of Investment Management Agreement between the Registrant and DFA re: the:
* International High Relative Profitability Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 203/204 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 1, 2017.

(tttt) Form of Investment Management Agreement between the Registrant and DFA re: the:
* VA Equity Allocation Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 204/205 to Registrant’s Registration Statement on

Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 15, 2017.

(uuuu) Form of Investment Management Agreement between the Registrant and DFA re: the:
* DFA MN Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 209/210 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 2, 2017.

(vvvv) Form of Investment Management Agreement between the Registrant and DFA re: the:
* DFA California Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 214/215 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 28, 2017.

(wwww) Form of Investment Management Agreement between the Registrant and DFA re: the:
* DFA Global Core Plus Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 215/216 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 10, 2017.

(xxxx) Form of Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 220/221 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 9, 2018.

(yyyy) Form of Investment Management Agreement between the Registrant and DFA re: the:
* Emerging Markets Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 225/226 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 13, 2018.

(zzzz) Form of Investment Management Agreement between the Registrant and DFA re: the:
* DFA Global Sustainability Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 226/227 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 25, 2018.

(2)	Sub-advisory Agreements.
(a)	Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited (formerly DFA Australia Pty Limited) dated September 21, 1995 re: the:
*	VA International Small Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 37/38 to the Registrant’s Registration Statement on

Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 22, 1995.

(1)	Amendment No. 1 to Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited (formerly DFA Australia Pty Limited) dated July 18, 1997
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 78/79 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 30, 2006.

(b)	Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated September 21, 1995 re: the:
*	VA International Small Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 37/38 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 22, 1995.

(c)	Form of Consultant Services Agreement between DFA and DFA Australia Limited (formerly DFA Australia Pty Limited)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 55/56 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 13, 1999.

(d)	Form of Consultant Services Agreement between DFA and Dimensional Fund Advisors Ltd.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 55/56 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 13, 1999.

(e)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	International Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77/78 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 13, 2005.

(f)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	International Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77/78 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 13, 2005.

(g)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated August 7, 2006 re: the:

*	Emerging Markets Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 82/83 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 4, 2006.

(h)	Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited dated August 7, 2006 re: the:
*	Emerging Markets Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 82/83 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 4, 2006.

(i)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA International Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 85/86 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 5, 2006.

(j)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA International Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 85/86 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 5, 2006.

(k)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	CSTG&E International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 90/91 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2007.

(l)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* CSTG&E International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 90/91 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2007.

(m)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	International Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 96/97 to Registrant’s Registration Statement on

Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 17, 2007.

(n)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	International Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 96/97 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 17, 2007.

(o)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Selectively Hedged Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 96/97 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 17, 2007.

(p)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Selectively Hedged Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 96/97 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 17, 2007.

(q)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	T.A. World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 101/102 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 26, 2008.

(r)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	T.A. World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 101/102 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 26, 2008.

(s)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	International Vector Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 109/110 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 23, 2008.

(t)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	International Vector Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 109/110 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 23, 2008.

(u)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Global Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 114/115 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 27, 2009.

(v)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Global Real Estate Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 114/115 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 27, 2009.

(w)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Short-Term Extended Quality Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(x)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Short-Term Extended Quality Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(y)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Intermediate-Term Extended Quality Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(z)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Intermediate-Term Extended Quality Portfolio
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(aa)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA International Small Cap Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(bb)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA International Small Cap Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(cc)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	Large Cap International Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(dd)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	Large Cap International Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(ee)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	Tax-Managed DFA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(ff)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	Tax-Managed DFA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(gg)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	Emerging Markets Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(hh)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	Emerging Markets Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 117/118 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 25, 2010.

(ii)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	World ex U.S. Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 118/119 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: June 1, 2010.

(jj)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	World ex U.S. Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 118/119 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: June 1, 2010.

(kk)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Commodity Strategy Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 120/121 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 16, 2010.

(ll)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Commodity Strategy Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 120/121 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 16, 2010.

(mm)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Investment Grade Portfolio

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 123/124 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 15, 2010.

(nn)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Investment Grade Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 123/124 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 15, 2010.

(oo)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd., dated July 25, 2011, amended June 27, 2014, re: the:
*	World Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 173/174 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 2, 2014.

(pp)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited, dated July 25, 2011, amended June 27, 2014, re: the:
*	World Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 173/174 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 2, 2014.

(qq)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA LTIP Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s
Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(rr)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA LTIP Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s
Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(ss)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	Selectively Hedged Global Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s
Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.

Filing Date: August 25, 2011.

(tt)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	Selectively Hedged Global Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 133/134 to Registrant’s
Registration  Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 25, 2011.

(uu)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA World ex U.S. Government Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 134/135 to Registrant’s
Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 7, 2011.

(vv)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA World ex U.S. Government Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 134/135 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 7, 2011.

(ww)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 150/151 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 8, 2012.

(xx)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* International Social Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 150/151 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 8, 2012.

(yy)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* World ex U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 150/151 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 8, 2012.

(zz)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* World ex U.S. Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 150/151 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: August 8, 2012.

(aaa)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* International Large Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 154/155 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 27, 2012.

(bbb)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	International Large Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 154/155 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 27, 2012.

(ccc)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* International Small Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 154/155 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 27, 2012.

(ddd)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	International Small Cap Growth Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 154/155 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 27, 2012.

(eee)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 155/156 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 14, 2012.

(fff)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* World ex U.S. Core Equity Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 155/156 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: December 14, 2012.

(ggg)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Short-Duration Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 165/166 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 15, 2013.

(hhh)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Short-Duration Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 165/166 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 15, 2013.

(iii)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* DFA Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 173/174 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 2, 2014.

(jjj)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 173/174 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 2, 2014.

(kkk)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 176/177 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 24, 2014.

(lll)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 176/177 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 24, 2014.

(mmm)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund

Advisors Ltd. re: the:
* VIT Inflation-Protected Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 182/183 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2015.

(nnn)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	VIT Inflation-Protected Securities Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 182/183 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 8, 2015.

(ooo)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Targeted Credit Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(ppp)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Targeted Credit Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(qqq)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA NY Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(rrr)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia
Limited re: the:
* DFA NY Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 180/181 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 5, 2015.

(sss)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* DFA One-Year Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(ttt)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA One-Year Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(uuu)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Two-Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(vvv)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Two-Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(www)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Five-Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(xxx)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Five-Year Global Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(yyy)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	VA Short-Term Fixed Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(zzz)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia

Limited re: the:
* VA Short-Term Fixed Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(aaaa)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	VA Global Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(bbbb)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	VA Global Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 187/188 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: September 23, 2015.

(cccc)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Social Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 193/194 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 23, 2016.

(dddd)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA Social Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 193/194 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 23, 2016.

(eeee)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund
Advisors Ltd. re: the:
*	DFA Diversified Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 194/195 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 24, 2016.

(ffff)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA Diversified Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 194/195 to Registrant’s Registration Statement on

Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: March 24, 2016.

(gggg)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	Global Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 199/200 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 11, 2016.

(hhhh)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	Global Small Company Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 199/200 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 11, 2016.

(iiii)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* International High Relative Profitability Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 207/208 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 002-73948 and 811-03258.
Filing Date: April 17, 2017.

(jjjj)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* International High Relative Profitability Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 207/208 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 002-73948 and 811-03258.
Filing Date: April 17, 2017.

(kkkk)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	VA Equity Allocation Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 208/209 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: April 27, 2017.

(llll)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* VA Equity Allocation Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 208/209 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: April 27, 2017.

(mmmm)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA MN Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 209/210 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 2, 2017.

(nnnn)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
*	DFA MN Municipal Bond Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 209/210 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 2, 2017.

(oooo)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* DFA California Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 214/215 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 28, 2017.

(pppp)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA California Municipal Real Return Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 214/215 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 28, 2017.

(qqqq)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* DFA Global Core Plus Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 215/216 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 10, 2017.

(rrrr)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA Global Core Plus Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 215/216 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: October 10, 2017.

(ssss)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* Emerging Markets Sustainability Core 1 Portfolio
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 220/221 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 9, 2018.

(tttt)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* Emerging Markets Sustainability Core 1 Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 220/221 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 9, 2018.

(uuuu)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* Emerging Markets Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 225/226 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 13, 2018.

(vvvv)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* Emerging Markets Targeted Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 225/226 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 13, 2018.

(wwww)	Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
*	DFA Global Sustainability Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 226/227 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 25, 2018.

(xxxx)	Form of Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* DFA Global Sustainability Fixed Income Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 226/227 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: July 25, 2018.

(yyyy)	Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:
* VA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(zzzz)	Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:
* VA International Value Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(e) Underwriting Contracts.

(1)	Form of Amended and Restated Distribution Agreement between the Registrant and DFA Securities LLC.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 127/128 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: May 11, 2011.

(f)	Bonus or Profit Sharing Plans.
Not Applicable.

(g)	Custodian Agreements.
(1)	Form of Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of December 21, 2012.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(a)	Form of Amendment No. 1 re: the addition of the World ex U.S. Core Equity Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(b)	Form of Amendment No. 2 dated October 1, 2013 re: the addition of the DFA Short-Duration Real Return Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(2)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(a)	Form of Amendment No. 1 re: the addition of the DFA VA Global Moderate Allocation Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(b)	Form of Amendment No. 2 dated June 17, 2013 re: the addition of the U.S. Large Cap
Equity Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(c)	Amendment No. 3 dated October 13, 2014 re: the addition of the DFA Municipal Real Return Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 27, 2015.

(h)	Other Material Contracts.

(1)	Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(a)	Amendment dated June 17, 2013 re: the addition of U.S. Large Cap Equity Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(b)	Amendment No. 2 dated August 8, 2013 re: calculation and payment of shareholder service fees.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(c)	Amendment No. 3 dated October 7, 2013 re: the addition of DFA Short-Duration Real Return Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(d)	Form of Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2014.

(e)	Amendment No. 4 dated October 10, 2014 re: the addition of DFA Municipal Real Return Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 27, 2015.

(2)	Financial Statement Typesetting Services Agreement to Administration and Accounting Services Agreement dated October 20, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 145/146 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2012.

(3)	Form of Administration Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(a)	Amendment dated October 13, 2014 re: the addition of the DFA Municipal Real Return Portfolio.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 27, 2015.

(b)	Amendment dated November 13, 2018 re: the addition of Liquidity Classification Services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(4) Other.
(a)	Form of Marketing Agreement dated June 29, 1994 between DFA and National Home Life
Assurance Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 33/34 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: June 19, 1995.

(b)	Participation Agreement between DFA Investment Dimensions Group, Inc., DFA, DFA Securities, Inc. and National Home Life Assurance Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 33/34 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: June 19, 1995.

(c)	Form of Client Service Agent Agreement re: the:
* RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio).
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 37/38 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: November 22, 1995.

(1)	Addendum Number One re: the reflection of the following name change:
* RWB/DFA International High Book to Market Portfolio to the
AAM/DFA International High Book to Market Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59/60 to the Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: January 26, 2001.

(d)	Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: various portfolios of the Registrant
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(e)	Form of Participation Agreement (Manual Trades)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(f)	Form of Participation Agreement (Manual After Hours)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(g)	Form of Participation Agreement (FundSERV)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2013.

(h)	Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: the:
* U.S. Large Cap Value Portfolio;
* Tax-Managed U.S. Marketwide Value Portfolio;
* International Small Company Portfolio;
* Japanese Small Company Portfolio;
* United Kingdom Small Company Portfolio;
* Continental Small Company Portfolio;
* Asia Pacific Small Company Portfolio
* Emerging Markets Portfolio; and

* Emerging Markets Small Cap Portfolio
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(i)	Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: the:
* Emerging Markets Value Portfolio – Class R2
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(j)	Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: the:
* U.S. Targeted Value Portfolio – Class R1
* U.S. Targeted Value Portfolio – Class R2
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on
Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

(i)	Legal Opinion.
               Not Applicable.

(j)	Other Opinions.
               Not Applicable.

(k)	Omitted Financial Statements.
Not Applicable.

(l) Initial Capital Agreements.

Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940. Previously filed with this registration statement and incorporated herein by reference.

(m)	Rule 12b-1 Plans.
Not Applicable.

(n)	Plans pursuant to Rule 18f-3.

(1)	Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 200/201 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: December 30, 2016.

(o)	Powers-of-Attorney.

(1)
On behalf of the Registrant, Power-of-Attorney dated as of December 15, 2017, appointing David G. Booth, Gregory K. Hinkle, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O and Joy L. Lopez as attorneys-in-fact to David G. Booth, David P. Butler, George M. Constantinides, Roger G. Ibbotson, Edward P. Lazear, Gerard K. O’Reilly, Myron S. Scholes, Abbie J. Smith, Gregory K. Hinkle, Douglas W. Diamond and Catherine L. Newell.

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 223/224 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2018.

(2)
On behalf of The DFA Investment Trust Company, Power-of-Attorney dated as of December 15, 2017, appointing David G. Booth, Gregory K. Hinkle, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O and Joy L. Lopez as attorneys-in-fact to David G. Booth, David P. Butler, George M. Constantinides, Roger G. Ibbotson, Edward P. Lazear, Gerard K. O’Reilly, Myron S. Scholes, Abbie J. Smith, Gregory K. Hinkle, Douglas W. Diamond and Catherine L. Newell.

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 223/224 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2018.

(3)
On behalf of Dimensional Emerging Markets Value Fund, Power-of-Attorney dated as of December 15, 2017, appointing David G. Booth, Gregory K. Hinkle, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O and Joy L. Lopez as attorneys-in-fact to David G. Booth, David P. Butler, George M. Constantinides, Roger G. Ibbotson, Edward P. Lazear, Gerard K. O’Reilly, Myron S. Scholes, Abbie J. Smith, Gregory K. Hinkle, Douglas W. Diamond and Catherine L. Newell.

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 223/224 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2018.

(p)	Codes of Ethics.

(1)	Code of Ethics of Registrant, Advisor, Sub-Advisers and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.
Filing Date: February 28, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30. INDEMNIFICATION.
Reference is made to Section 1 of Article IX of the Registrant’s Amended and Restated By-Laws, which provide for indemnification, as set forth below.

With respect to the indemnification of the Officers and Directors of the Corporation:

(a)
The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

(b)
The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

(c)
The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

(a)
Dimensional Fund Advisors LP, with a principal place of business located at 6300 Bee Cave Road, Building One, Austin TX 78746, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund and Dimensional Investment Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies.

The Advisor is engaged in the business of providing investment advice primarily to institutional investors. For additional information, please see “Management of the Fund” in PART A and “Directors and Officers” in PART B of this Registration Statement.

Additional information as to the Advisor and the partners and executive officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the executive officers and partners of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and partners during the past two years.

(b)
The Sub-Advisor for the VA International Small Portfolio, International Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, CSTG&E International Social Core Equity Portfolio, International Sustainability Core 1 Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio, Emerging Markets Core Equity Portfolio, World ex U.S. Value Portfolio, DFA Commodity Strategy Portfolio, DFA Investment Grade Portfolio, World Core Equity Portfolio, DFA LTIP Portfolio, Selectively Hedged Global Equity Portfolio, DFA ex U.S. Government Fixed Income Portfolio, International Large Cap Growth Portfolio, International Small Cap Growth Portfolio, World ex U.S. Core Equity Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, VIT Inflation-Protected Securities Portfolio, DFA Targeted Credit Portfolio, DFA NY Municipal Bond Portfolio, DFA Social Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, Global Small Company Portfolio, International High Relative Profitability Portfolio, VA Equity Allocation Portfolio, DFA MN Municipal Bond Portfolio, DFA California Municipal Real Return Portfolio, DFA Global Core Plus Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Emerging Markets Targeted Value Portfolio, DFA Global Sustainability Fixed Income Portfolio

and VA International Value Portfolio, each a series of the Registrant, is Dimensional Fund Advisors Ltd. (“DFAL”). DFAL has its principal place of business is 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom. Additional information as to the DFAL and the directors and officers of DFAL is included in the DFAL’s Form ADV filed with the Commission (File No. 801-40136), which is incorporated herein by reference and sets forth the officers and directors of DFAL and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

(c)
The Sub-Advisor for the VA International Small Portfolio, International Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, CSTG&E International Social Core Equity Portfolio, International Sustainability Core 1 Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Tax-Managed DFA International Value Portfolio, Emerging Markets Core Equity Portfolio, World ex U.S. Value Portfolio, DFA Commodity Strategy Portfolio, DFA Investment Grade Portfolio, World Core Equity Portfolio, DFA LTIP Portfolio, Selectively Hedged Global Equity Portfolio, DFA ex U.S. Government Fixed Income Portfolio, International Large Cap Growth Portfolio, International Small Cap Growth Portfolio, World ex U.S. Core Equity Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, VIT Inflation-Protected Securities Portfolio, DFA Targeted Credit Portfolio, DFA NY Municipal Bond Portfolio, DFA Social Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, Global Small Company Portfolio, International High Relative Profitability Portfolio, VA Equity Allocation Portfolio, DFA MN Municipal Bond Portfolio, DFA California Municipal Real Return Portfolio, DFA Global Core Plus Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Emerging Markets Targeted Value Portfolio, DFA Global Sustainability Fixed Income Portfolio and VA International Value Portfolio, each a series of the Registrant, is DFA Australia Limited (“DFA Australia”). DFA Australia has its principal place of business is Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia. Additional information as to DFA Australia and the directors and officers of DFA Australia is included in DFA Australia’s Form ADV filed with the Commission (File No. 801-48036), which is incorporated herein by reference and sets forth the officers and directors of DFA Australia and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)
DFA Securities LLC, (“DFAS”) is the principal underwriter for the Registrant. DFAS also serves as principal underwriter for The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund and Dimensional Investment Group Inc.

(b)	The following table sets forth information as to the Distributor’s Directors, Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Austin, Texas 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer
Stephen A. Clark	Executive Vice President	Executive Vice President
Christopher S. Crossan	Vice President and Global Chief Compliance Officer	Vice President and Global Chief Compliance Officer
Gregory K. Hinkle	Vice President, Chief Financial Officer, and Treasurer	Vice President, Chief Financial Officer, and Treasurer
Jeff J. Jeon	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Catherine L. Newell	President and General Counsel	President and General Counsel
Selwyn Notelovitz	Vice President and Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Carolyn L. O	Vice President and Secretary	Vice President and Secretary
Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer
David G. Booth	Executive Chairman	Chairman and Director
Kenneth R. French	Director	Not Applicable
John A. McQuown	Director	Not Applicable
Dimensional Fund Advisors LP	Shareholder	Not Applicable

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

Name	Address
DFA Investment Dimensions Group Inc.	6300 Bee Cave Road, Building One Austin, TX 78746

State Street Bank and Trust Company	1 Lincoln Street, Boston, MA 02111

Citibank, N.A.	111 Wall Street New York, New York 10005

ITEM 34. MANAGEMENT SERVICES.

None.

ITEM 35. UNDERTAKINGS.

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 234 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 28th day of February, 2019.

DFA INVESTMENT DIMENSIONS GROUP INC.
(Registrant)

By: /s/ Carolyn L. O
Carolyn L. O (Attorney-in- Fact to Registrant pursuant to a Power of Attorney)
Vice President and Secretary
(Signature and Title)

EXHIBIT LIST

Exhibit No.	Description